                           METROPOLITAN LIFE SEPARATE ACCOUNT E
                  PREFERENCE PREMIER(SM) VARIABLE ANNUITY CONTRACTS
                    ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                          SUPPLEMENT DATED FEBRUARY 16, 2010
                                          TO
                  THE PROSPECTUS DATED MAY 1, 2009 (AS SUPPLEMENTED)

This supplement describes changes to certain features of the Lifetime Withdrawal Guarantee II optional benefit that will be effective for Preference Premier variable annuity contracts issued by Metropolitan Life Insurance Company. These changes are effective for Contracts issued in the state of Delaware based on applications and necessary information that we receive in good order at your Administrative Office on and after March 1, 2010.

IN ORDER TO RECEIVE THE CURRENT VERSION OF THE LIFETIME WITHDRAWAL GUARANTEE II OPTIONAL BENEFIT, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY YOUR ADMINISTRATIVE OFFICE, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FEBRUARY 26, 2010.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, if purchased through a MetLife sales representative, write to us at PO Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at PO Box 14594, Des Moines IA 50306-0342 or call us at (800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

I.  CHANGES FOR THE LIFETIME WITHDRAWAL GUARANTEE II OPTIONAL BENEFIT

For Contracts issued based on applications and necessary information that we receive, in good order, at your Administrative Office on and after March 1, 2010, the following changes will apply to the Lifetime Withdrawal Guarantee II:

     A. THE 7.25% COMPOUNDING INCOME AMOUNT IS ELIMINATED. This means the Total Guaranteed Withdrawal Amount can only be increased by additional purchase payments or upon an Automatic Annual Step-Up (provided the Step-Up is not declined).

     The Withdrawal Rate used for calculating the Annual Benefit Payment is:

          - 5% if you take your first withdrawal before the Contract Year in which the owner (or oldest joint owner or annuitant if the owner is a non-natural person) will attain age 76;

          - 6% if you take your first withdrawal during a Contract Year in which the owner (or oldest joint owner or annuitant if the owner is a non-natural person) attains or will attain age 76 or older.

All references in the Prospectus to either the 7.25% Compounding Income Amount and the Withdrawal Rates for the Lifetime Withdrawal Guarantee II are amended to conform to the changes described in this supplement.

II. Examples -- Add the following new Lifetime Withdrawal Guarantee II example at the bottom of page 89:

     F. Lifetime Withdrawal Guarantee -- Automatic Annual Step-Ups (No Withdrawals) -- For Contracts Issued On or After March 1, 2010

     Assume the Contract Owner, age 67 at issue, elected the Lifetime Withdrawal Guarantee II and made an initial purchase payment of $100,000 at the time the Contract was issued. Assume that no withdrawals are taken.

     At the first Contract Anniversary, assume the Account Value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

     At the second Contract Anniversary, assume the Account Value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

     Assume that on the third through the eighth Contract Anniversaries the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth Contract Anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 x 5%). Assume the Account Value at the ninth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000 to $150,000. Because the Contract Owner is now age 76 and did not take any withdrawals before the Contract Year in which the owner attained age 76, the Automatic Annual Step-Up will also reset the Withdrawal Rate from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PO Box 10342 (MetLife)                       Telephone: (800) 638-7732 (MetLife)

PO Box 14594 (NEF)                                          (800) 435-4117 (NEF)
Des Moines, IA 50306-0342


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